UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 24, 2009

RALCORP HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Missouri	1-12619	43-1766315
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

800 Market Street, Suite 2900 Saint Louis, MO	63101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	314-877-7000

_____________________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Only the items indicated below are covered by this report.

Item 5.03.	Amendments to Bylaws.

On September 24, 2009, the Board of Directors (the "Board") of Ralcorp Holdings, Inc. met and approved amendments to the Company’s Bylaws.  A summary of the material amendments follows:

Section	Topic	Summary of Amendments

Art. I, 3(a)	Notices of Annual and Special Meetings
The revised language expands upon the current provisions to provide more detail regarding notices to shareholders of annual or special meetings. It also clarifies the authority of the Board with respect to the scheduling of the annual meeting by expressly allowing the Board to postpone a previously scheduled annual meeting with public notice.

Art. I, 3(b)	Forms of Notice	The amendment clarifies the various methods by which shareholders may be provided notice, with a broad definition of “electronic transmission.”
Art. I, 3(c)	When is Notice Deemed Sent	The amendment clarifies when notice will be deemed to be provided to a shareholder under the various methods of delivery.
Art. I, 8(a)	Business to be Conducted - Annual Meeting
The amendment provides that only such business shall be conducted which has been brought before the meeting pursuant to the Company’s notice of the meeting, at the direction of the Board, or by any shareholder who has complied with the bylaw requirements.

Art. I, 8(b)	Business to be Conducted - Special Meetings	The amendment clarifies that business transacted at all special meetings shall be confined to the matters stated in the notice of the meeting.
Art. I, 8(c)	Business to be Conducted - Advance Notice Requirement
The amendment clarifies that shareholder proposals must generally be in writing provided 60 - 90 days prior to the first anniversary of the preceding year's annual meeting, and must constitute a proper subject for shareholder action. It also clarifies that in no event will any adjournment or postponement extend the time period for giving notice.

Art. I, 8(d)	Proper Business at Meetings
The amendment clarifies that no business may be conducted at annual meetings other than in accordance with the procedures in Section 8, and gives the chairman of the meeting the authority to determine whether proposed business is properly brought before the meeting. It also clarifies that every shareholder making a proposal must comply with the Exchange Act, and provides that Section 8 shall not be deemed to affect any rights of shareholders to request inclusion of proposals in the proxy statement. It also clarifies that Section 8 governs what constitutes timely notice for purposes of Rule 14a-4(c).

Art. I, 8(e)	Required Information on Shareholder Making Proposal
The amendment expands the disclosure requirements for shareholders making proposals with respect to disclosable interests in the Company. It also requires a representation that the shareholder is in fact a shareholder of record, and requires disclosure with respect to every proposal made.

Art. I, 9(c)	Organization - Conduct of Shareholder Meetings	The amendment requires a shareholder making a proposal or nomination to attend the shareholder meeting and present such proposal or nomination in person.
Art. II, 1(d)	Nominations of Directors - Advance Notice Requirements
This amendment clarifies that a shareholder must generally give advance notice of a director nomination 60 - 90 days prior to the first anniversary of the preceding year's annual meeting, or 60 - 90 days prior to the date of the special meeting. No postponement or adjournment changes those time periods.  In the event the number of directors to be elected to the Board is increased and there is no public announcement by the Company naming all the nominees proposed by the Board at least 70 days prior to the first anniversary of the preceding year’s annual meeting, the shareholder may provide their notice by the tenth business day following the public announcement.

Art. II, 1(e)	Required Information on Nominee
The amendment expands the disclosure requirements for nominees, and requires disclosure of disclosable interests and compensatory arrangements between the shareholder and the individual they are nominating, as well as any other information required under Regulation 14A under the Exchange Act.

Art. II, 1(f)	Required Information on Shareholder Making Nomination
The amendment requires information regarding the shareholder making a nomination to the Board, including information regarding the proposing shareholder and any information required under Regulation 14A under the Exchange Act, as well as representations as to whether proxies will be solicited on behalf of the nominee.

Art. II, 1(g)	Additional Nominee Requirements
The amendment requires a nominee to provide a completed questionnaire with respect to the nominee’s background and qualifications, and an agreement not to become a party to certain voting commitments or compensation arrangements. A representation as to compliance with all corporate governance, conflict of interest and other policies of the Company is also required.

Art. II, 1(h)	Eligible Nomination	The amendment clarifies that in order to be eligible for election as a Director of the Company, the nomination must be in accordance with Section 1 and qualified under Section 11 of Article II.
Art. II, 6	Quorum	This amendment clarifies how a quorum may be counted, similar to quorums for Board committee meetings.

Art. III, 1	Officers	This amendment updates the officers of the company and the Board’s authority to elect and appoint them.
Art. V, 3	Notices; Waivers	The amendment reflects the fact that there are other notice provisions in the Bylaws and expands upon the methods by which notice can be waived.
Art. V, 5	Amendments	This amendment copies the provisions for amending the bylaws as described in the Company’s Restated Articles of Incorporation.

In order to be considered at the Company’s 2010 annual meeting of shareholders, shareholder proposals or nominations or any other business must comply with the amendments in Article I, section 8 or Article II, section 1 of the amended Bylaws and must be received by the Company’s Secretary between October 29, 2009 and November 30, 2009.  These are separate from requirements for shareholder nominations or proposals which are intended to be included in the Company’s proxy statement and notice of annual meeting.

A copy of the amended Bylaws approved by the Board is attached as Exhibit 3.2.

Item 9.01.	Financial Statements and Exhibits.

Exhibit 3.2	Amended Bylaws of Ralcorp Holdings, Inc., effective as of October 1, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RALCORP HOLDINGS, INC.
(Registrant)

Date:	September 24, 2009	By /s/ T. G. Granneman
T. G. Granneman
Duly Authorized Signatory and
Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Description

Exhibit 3.2	Amended Bylaws of Ralcorp Holdings, Inc., effective as of October 1, 2009